Exhibit 99.1

January 2011 Creativity Performance Stability

Forward Looking Statements This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s 2009 Form 10-K with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Representing Rockwood Director of the Main Board of GKN plc, a $6 billion global industrial company (1997-2001) Chairman and CEO of GKN Sinter Metals and Hoeganes Corporation Employed with the BOC Group plc (now part of The Linde Group) from 1979-1997, a $7 billion global industrial gas company Director of the Main Board of The BOC Group, plc; President of BOC Americas and Chairman & CEO of BOC Process Plants and Cryostar M.S. in Mechanical Engineering from Stanford University Seifi Ghasemi Chairman & Chief Executive Officer of Rockwood since November 2001

Representing Rockwood Robert J. Zatta Senior Vice President & Chief Financial Officer since April 2001 Timothy McKenna Vice President Investor Relations & Communications since April 2006 Previously Senior Vice President, Investor Relations, Communications and Government Relations, for Smurfit-Stone Container Corporation, the largest North American producer of paperboard and packaging, headquartered in Chicago Previously 14 years in investor relations and communications with Union Camp Corporation, a producer of paper, packaging and chemicals B.A. degree in mathematics, with minors in German and English, from Montclair State University, and an M.A. in linguistics from New York University Previously employed by the Campbell Soup Company (1990-2001) and held a variety of senior level finance positions including VP, Corporate Development and Strategic Planning Prior to Campbell, worked for General Foods Corporation (Philip Morris / Kraft) and Thomas J. Lipton, Inc. B.S. in Business Administration and M.B.A. in Finance

Rockwood Today Global specialty chemicals and advanced materials company LTM sales of $3,356 million (9/30/10) LTM Adjusted EBITDA of $661 million, 19.7% of sales Established in 2000 Public as of August 2005 Traded on NYSE - ROC Note: Numbers do not reflect the sale of AlphaGary

Key Features of Rockwood Excellent portfolio of niche businesses No. 1 or No. 2 market position globally Technology leaders Limited exposure to oil prices High margin businesses, 19.7% of sales, generating excellent free cash flow - $300M in 2009 and $350M in the last twelve months Established track record as a public company since 2005 Steady improvement in balance sheet, net debt/Adjusted EBITDA of 2.89 as of September 2010 Excellent opportunities for organic growth Leading global producer of lithium compounds

Rockwood Business Sectors – LTM September 2010 Advanced Materials Pigments & Additives Specialty Chemicals (Chemetall) Net Sales: $1,134M Adj. EBITDA: $288M % Margin: 25.4% Net Sales: $1,472M Adj. EBITDA: $251M % Margin: 17.0% Net Sales: $747M Adj. EBITDA: $188M % Margin: 25.1% Net Sales: $3,356M Adjusted EBITDA: $661M % Margin: 19.7% 12 months ended 09/30/10 Note: Numbers do not reflect the sale of AlphaGary Note: See Appendix for reconciliation of non-GAAP measures

Specialty Chemicals (Chemetall) Largest Global Producer of Lithium Products (1) Represents percentage of total 2009 Adjusted EBITDA before corporate costs. Pharmaceutical Batteries Largest Global Producer of Lithium Products Brine Evaporating Ponds in Chile 42% (1)

Second Largest Global Producer of Lithium Products (1) Represents percentage of total 2009 Adjusted EBITDA before corporate costs. Second Largest Global Producer of Products & Services for Metal Processing Specialty Chemicals (Chemetall) 42% (1)

Pigments and Additives TiO2 Specialties/Nano Particles TiO2 Pigments Pigments Clay-Based Additives (1) Represents percentage of total 2009 Adjusted EBITDA before corporate costs. Global Ranking No2 No1 Anatase TiO2 No2 33% (1)

Ceramics – Piezo Applications (1) Represents percentage of total 2009 Adjusted EBITDA before corporate costs. Ceramics – Electronic Applications Ceramics – Cutting Tools Ceramics – Medical Advanced Materials 24% (1)

Attractive Global Businesses in Diversified End-Markets 2009 Net Sales by End Market Total : $2.96 billion Note: Numbers do not reflect the sale of AlphaGary Other 8% Paper 2% Specialty Coatings 11% Automotive 11% Electronics & Telecommunications 8% Chemicals & Plastics 14% Construction 13% Metal Treatment & General Industrial 17% Life Sciences 12% Consumer Products 2% Environmental 2%

Attractive Global Businesses in Diversified End-Markets 2009 Net Sales by Geography Europe 52% North America 27% Other 21%

Inorganic Raw Material Base Limited Exposure to Energy Prices Energy purchases account for approximately 5.9% of 2009 net sales Very limited exposure to oil price fluctuations due to inorganic focus Top 10 raw materials represent only 8.1% of 2009 net sales Raw Material Position Energy Exposure Titanium-bearing Slag Titanium Dioxide Pigments 1.6% Ilmenite Titanium Dioxide Pigments 1.2% Plasticizer Specialty Compounds 0.9% Copper Timber Treatment Chemicals 0.8% Tin Specialty Chemicals 0.7% Quaternary Amines Clay-based Additives 0.7% Iron Oxide Color Pigments 0.7% Zinc/Zinc Oxide Specialty Chemicals, Titanium Dioxide, Timber 0.5% Phosphoric Acid Specialty Chemicals, Timber 0.5% PVC Resin Specialty Compounds 0.5% Total 8.1% RAW MATERIAL BUSINESS % OF 2009 NET SALES

Steady Growth and Strong EBITDA Margins Note: Reflects the divestitures of Groupe Novasep and the electronics businesses. 2002-2004 pro forma for the Dynamit Nobel acquisition. 2002 PF based on the combined Dynamit Nobel FYE 9/30 and Rockwood FYE 12/31 results. 2008 on a proforma basis including bolt-on acquisitions. 3/2/2010 ($ in millions) Net Sales Adjusted EBITDA Margin: 19.7% 19.0% 18.6% 18.9% 18.6% 19.6% 18.3% 18.2% 19.7% 3,380 639 ($ in millions) Note: Numbers do not reflect the sale of AlphaGary Note: See Appendix for reconciliation of non-GAAP measures 1,755 2,061 2,434 2,585 2,788 3,136 3,731 2,963 3,356 2002 PF 2003 PF 2004 PF 2005 2006 2007 2008 PF 2009 LTM 343 391 451 490 518 614 682 541 661 2002 PF 2003 PF 2004 PF 2005 2006 2007 2008 PF 2009 LTM

Key Features of Rockwood Excellent cash generation Free cash after capital expenditures, interest expense, working capital changes and cash taxes Note: Numbers do not reflect the sale of AlphaGary Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income taxes payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. Represents current portion of income tax provision. Interest expense, net minus deferred financing costs and MTM of Swaps. CAPEX net of proceeds on sale of property, plant and equipment. 1 133.3 123.1 174.3 101.2 299.0 252.0 349.4 2005 2006 2007 2008 2009 YTD 2010 LTM § Rockwood is able to generate a Free Cash Flow of at least $250M p.a. Note: as reported Free Cash Flow ($ in millions)

Net Debt/LTM Adjusted EBITDA 16 Note: Net Debt / LTM Adjusted EBITDA as per definition for covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc., but using total Cash instead of a maximum level of $100 million. Covenant leverage ratio definition changed from Net Total Debt to Adjusted EBITDA to Net Secured Debt to Adjusted EBITDA on June 15, 2009 Covenant Calculation based on Senior Debt only not to exceed 4.25x Rockwood at 2.05x at Sept. 30 (using total Cash) 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10 Total Net Debt (using total Cash) to LTM Adj. EBITDA Covenant Net Debt (using total Cash) to LTM Adj. EBITDA

Consolidated Net Debt

($M)	December 31, 2009 as reported	December 31, 2009 Covenant	September 30, 2010 as reported	September 30, 2010 Covenant
Balance Sheet FX-Rate	*1.43*	*1.39*	*1.36*	*1.36*
LTM Adj EBITDA - as reported	**$540.5**	**$540.5**	**$661.2**	**$661.2**
Acquisition related and other adjustments[a]		(0.2)		4.2
LTM Adj EBITDA - for covenant purposes	**$540.5**	**$540.3**	**$661.2**	**$665.4**
Net Debt[b]				
TiO2 Venture Revolver	14.3	13.9	-	-
Rockwood Term Loans	1,506.9	1,495.5	1,266.7	1,264.9
TiO2 Venture Term Loan	343.7	334.6	313.6	312.1
Assumed Debt	105.3	97.0	74.3	68.1
Sr. Sub. Notes 2014	558.2		541.0	
Total Debt	**$2,528.3**	**$1,941.0**	**$2,195.6**	**$1,645.1**
Cash	(300.5)	(100.0)	(283.1)	(100.0)
Net Debt	**$2,227.8**	**$1,841.0**	**$1,912.5**	**$1,545.1**
Covenant - as calculated		**3.41 x**		**2.32 x**
Covenant - with full cash	**4.12 x**	**3.04 x**	**2.89 x**	**2.05 x**
Covenant per Credit Agreement		4.40 x		4.25 x

(a) Excludes Adjusted EBITDA from certain subsidiaries and joint ventures and stock-based compensation expenses; includes proforma Adjusted EBITDA as well as anticipated synergies for acquired businesses.

(b) Covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc specifies maximum level of cash at $100 million and converts Euro denominated debt at average Euro-rate during LTM period.

Note: See Appendix for reconciliation of non-GAAP measures

ROCKWOOD HOLDINGS, INC.
17

History

Rockwood History 2001 Sales $743M Adjusted EBITDA $140M Net Debt/Adjusted EBITDA 6.9

Strategy & Management Philosophy

Corporate Strategy Assemble a collection of self - sufficient, highly focused and accountable business units with the following characteristics: Global market leadership Technology leadership High margins Limited exposure to raw materials and energy price changes Adoption of a common culture throughout the company Customer focused Cash generation Commitment to excellence

Management Philosophy Small corporate center Self-sufficient and accountable business units Detailed operating metrics Short term incentive plan based on cash generation Long term equity plan for key executives On-site communication and motivation of all employees

History ($ in millions) We have evolved into a leading specialty chemical and advanced materials company through a combination of organic growth, disciplined strategic acquisitions, seamless integration and cost control. $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Net Sales First 5 Years Second 5 Years

First 5 Years – 2001-2005 Change company culture Service the debt and live within the covenants Grow through acquisitions to +$3.0B sales Take company public 1. 2. 3. 4.

Second 5 Years – 2006-2010 Optimize portfolio Execute bolt-on acquisitions to strengthen the core businesses Improve EBITDA margin to 20% of sales Pay down debt to strengthen the balance sheet. Goal of 3.0 times net debt/EBITDA. 1. 2. 3. 4.

Second 5 Years – 2006-2010 Optimize portfolio Sell businesses where we are not No. 1 or No. 2 on a global scale. Successfully sold +$1.0B worth of non-core businesses such as Groupe Novasep, Electronics, Pool & Spa, AlphaGary, etc. 1.

Rockwood – Consolidating Portfolio 2006-2010 2005 Lithium Special Metals Metal Sulfides Surface Treatment Rubber Chemicals Advanced Ceramics TiO2 Pigments Color Pigments Timber Treatment Pool & Spa Chemicals Clay-Based Additives Compounds High Purity Chemicals PCB Chemicals Photomasks Wafer Reclaim Custom Synthesis Novasep 2010 Lithium Special Metals Metal Sulfides Surface Treatment Advanced Ceramics Compounds (to be sold) TiO2 Pigments Color Pigments Timber Treatment Clay-Based Additives Specialty Chemicals Advanced Materials Pigments & Additives 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 1. 2. 3. 4. 5. 6. 7. 8. 9. 10.

Second 5 Years – 2006-2010 Execute bolt-on acquisitions to strengthen core businesses Acquired total of 15 businesses ($770M) All of these acquisitions have been successfully integrated within our core businesses 2.

Second 5 Years – 2006-2010 Improve Adjusted EBITDA margin to 20% LTM ratio is 19.7% Exceeded 20% in several months in 2010 +20% expected in 2011 3.

Second 5 Years – 2006-2010 Pay down debt to strengthen the balance sheet Paid down $1.2B of debt during this period Net debt/Adjusted EBITDA as of September 30, 2010 is 2.9x 4.

Second 5 Years – 2006-2010 1. Optimize portfolio 2. Execute bolt-on acquisitions to strengthen the core businesses 3. Improve Adjusted EBITDA margin to 20% of sales 4. Pay down debt to strengthen the balance sheet. Goal of 3.0 times net debt/Adjusted EBITDA.

Last 10 Years – 2001-2010 22 acquisitions and 7 divestitures to build Rockwood Focus on Culture change Innovation Organic growth Productivity Building a global team

Last 10 Years – 2001-2010 We have built a first-rate, global specialty chemicals and advanced materials company with an established track record. We have delivered what we promised.

Moving Forward 2011-2016

Strategic Goal – Third 5 Years – 2011-2015 Maximize shareholder value

Moving Forward – Third Five Years – 2011-2015 Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business Focus Portfolio Focus On Growth Improve Financial Ratios Transportation Revolution Focus on our core businesses Global market position of #1 or #2 Global technology leadership Adjusted EBITDA margin of +22% Invest heavily in organic growth +5% per year Bolt-on acquisitions: +3% per year Net Debt to Adjusted EBITDA of less than 2.0 in two years Further reduction in future years EPS growth of +20% per year Position the lithium business for the coming transportation revolution (electric cars)

The Driver of the Coming Transportation Revolution LITHIUM:

Lithium – Selected Applications Lithium carbonate Butyl - lithium Lithium metal Lithium hydroxide Lithium specialties Pharmaceuticals Pharmaceuticals Pharmaceuticals Glass ceramics Grease Pharmaceuticals Pharmaceuticals Pharmaceuticals Glass ceramics Grease CO 2 Absorption CO 2 Absorption Elastomers Elastomers Aluminum Aluminum Lithium Batteries Electronic Materials Cement Cement Al - alloys Al - alloys Mining Agrochemicals Agrochemicals Li - Ion - Batteries Li - Ion - Batteries Key Products Key Applications

Significant growth of lithium ion batteries for cell phones, laptop computers and other mobile communication devices, Penetration of lithium ion batteries for mobile power tools (drills, etc.), Pharmaceutical applications, and Alloys in aerospace structures. Lithium Growth + 10% CAGR in Last 10 Years

Minerals – spodumene High cost, environmental issues Salt form (brine pools) Lowest cost, environmentally friendly Embedded in hard clay High cost, difficult to extract Sources of Lithium

Li-Acetylide Methyl- lithium Phenyl- lithium LDA LHS Li-t- Butoxide Li- Methoxide Li- Hydride Li-tri (t-butoxy)- alanate Li- Amide Li- Salicylate Li- Citrate Li- Benzoate Li- Acetate Li- Zeolite Potash Bischofite Li- Sulphate Li- Nitrate Li- Phosphate Li- Silicate Li-Tetra- borate Li- Chromate Sabalith Li- Nitride Li- Bromide Li- Fluoride Li- Peroxide Li- Hydroxide CO2- Absorption Products Li- Iodide Li- Perchlorate LiBOB Anodes Foils Lithium Carbonate Lithium Chloride Brines Butyl- lithium Li- Alanate Lithium Metal Life-Science Products Metal and Battery Products Other Products Lithium Value Chain

Operations in Chile NaCl + CaSO 4 * H 2 O HALITE NaCl + KCl SYLVINITE MgCl 2 * KCl * 6H 2 O CARNALLITE MgCl 2 * 6H 2 O BISCHOFITE MgCl 2 * LiCl *7H 2 O Li CARNALLITE Natural brines from El Salar ~ 0.2% Li END BRINE 6.0% Li Further Purification, Processing, Crystallization Li 2 CO 3 LiCl 9 x 4 km dimensions NaCl + CaSO 4 * H 2 O HALITE NaCl + KCl SYLVINITE MgCl 2 * KCl * 6H 2 O CARNALLITE MgCl 2 * 6H 2 O BISCHOFITE MgCl 2 * LiCl *7H 2 O Li CARNALLITE Natural brines from El Salar ~ 0.2% Li END BRINE 6.0% Li Further Purification, Processing, Crystallization Li 2 CO 3 LiCl 9 x 4 km dimensions

New Johnsonville, TN, USA Silver Peak, NV, USA Taichung, Taiwan Antofagasta, Chile Kings Mountain, NC, USA Langelsheim, Germany La Porte, TX, USA Rockwood Lithium Facilities Around the World

2002 2005 2006 2008 Expansion

Lithium compounds will experience significant growth due to the introduction of all electric and plug-in hybrid electric vehicles. WHY?

TOP WORLD OIL CONSUMERS, 2008 World Oil Consumption Source: BP, plc US

The United States of America depends heavily on imported oil from hostile regions of the world. 50% of our oil use is imported.

These hostile states, insurgents and terrorists will use oil as a strategic weapon against the United States.

This dangerous dependence on imported oil has created significant issues of: National Security Economic Stability

Dependence on imported oil, mostly from hostile regions, has constrained the totality of US foreign policy. To ensure free flow of oil, the US military has to maintain a presence in these hostile regions, at a huge cost in treasure and blood. Total cost of US military presence in these regions is estimated to be $5.0 trillion since the 1970’s. Issues of National Security

The cost of imported oil is more than $400 billion a year which is enriching the sovereign funds of mostly hostile regimes. This is more than half of the total US trade deficit. Issue of Economic Security

HOUSEHOLD GASOLINE EXPENDITURES (ANNUAL, NOMINAL) US Oil Dependence: Economic Costs Source: DOE, AER 2009; May 2010 STEO; SAFE Analysis

70% of oil consumed in the US is to fuel our transportation system (the internal combustion engine). Renewable sources of energy, such as solar, wind or nuclear will not free us from imported oil. Oil Dependence

As long as our cars are powered by the internal combustion engine, we will be dependent on imported oil. The Problem: Oil Dependence

The only practical and proven solution is to replace the internal combustion engine with an electric motor driven by a rechargeable battery. The Solution: Electric Cars

Electrification of Transportation ELECTRIFICATION ARCHITECTURE

1. Electricity is diverse and domestic. Benefits of Electric Cars

2. Electric Power Sector: Generation Benefits of Electric Cars Source: Pacific Northwest National Laboratory LOAD SHAPE FOR ONE DAY DURING PEAK SEASON The electric power sector has substantial spare capacity at night that could be used to fuel electric vehicles.

3. The network of infrastructure already exists. Benefits of Electric Cars

4. Electric miles are cheaper than gasoline miles: 2.5¢ vs 10¢ per mile. Benefits of Electric Cars

5. Electric miles are cleaner than gasoline. Benefits of Electric Cars

Key Enabling Technology – Li-ion Batteries:

Lithium ion batteries for mobile phones, laptops, portable electronics and power tools are fully developed and commercialized. This is Proven Technology

Lithium Ion Batteries

What is the Potential for Growth?

Lithium Ion Battery Market growing strongly in existing applications Over 3 billion lithium ion battery cells for electronic devices are produced every year Lithium carbonate and some lithium hydroxide are used for the manufacturing of various cathode materials (mainly lithium cobaltate) Historical annual growth rate for lithium ion batteries has averaged over 15% and expected growth in the next few years will be in that range or higher Current major market applications for lithium ion batteries are cell phones, notebook computers, power tools, i-pods and other applications

Lithium Ion Battery Market All major car manufacturers are working to develop hybrid cars for the future Current technology of NiMH in batteries will change to lithium ion batteries due to higher performance and reliability Change of battery technology is being developed rapidly Chemetall is working with leading battery developers and manufacturers as well as institutes/universities to support the latest technology developments Hybrid and electric cars are expected to be the growth driver emerging application: HEV cars and plug-ins

Lithium Ion Battery Market Application Lithium Carbonate Content Cell Phone 3 grams ~ 0.1 oz Notebook 30 grams ~ 1.0 oz Power Tool 30-40 grams ~ 1.0-1.4 oz Plug-in Hybrid 16 kWh 20 lbs All Electrical Vehicle (EV) 25 kWh 50 lbs Lithium Carbonate usage rate in Lithium Ion batteries Lithium Carbonate usage depends on the type of battery:

Lithium Carbonate Equivalent (LCE) Demand Current global demand for battery-grade lithium-carbonate (LCE) 40 million lbs/year Addition of 1 million all-electric cars will demand (LCE) Additional 50 million lbs Addition of 1 million plug-in hybrids will demand (LCE) Additional 20 million lbs Total Global Auto Production 2010: 60-65 million vehicles Source: Company Estimate

Chemetall R&D Goals Lithium Batteries Time today 130 Wh/kg LiB LiBOB- improvements next generation II 300 Wh/kg Alloy anode high voltage cathode Prelithiation Anodes agents Alloy/Composite Anodes future high risk >500 - ca. 1500 Wh/kg Li-sulfur Li-air Li-metal anode I Li-metal anode II Li-metal anode III (solid electrolytes) next generation I 200 Wh/kg Alloy anode 2012 150-170 Wh/kg LiB optimized Electrolyte additives and conductive salts Redox shuttle molecules HP Li2CO3 and HP LiOH for cathode materials 50 100 500 200 Effective range [km]

Summary Revenue of Rockwood’s Lithium business is growing double digit, based on very strong performance in the battery market and strong growth of lithium organic compounds Looking out to the future, the increasing use of lithium ion batteries in HEV and electrical cars will be another platform for accelerated growth

electrificationcoalition.org

The Electrification Coalition is dedicated to eliminating America’s dependence on imported oil through the electrification of transportation. Our primary mission is to promote government action to facilitate deployment of electric vehicles on a massive scale.

The Electrification Coalition Membership John T. Chambers, Chairman & CEO, Cisco Systems, Inc. David W. Crane, President & CEO, NRG Energy, Inc. Kevin Czinger, President & CEO, Coda Automotive Peter A. Darbee, Chairman, CEO & President, PG&E Corporation Seifi Ghasemi, Chairman & CEO, Rockwood Holdings, Inc. Carlos Ghosn, President & CEO, Nissan Motor Company, Ltd Jeff Immelt, Chairman & CEO, GE Alex A. Molinaroli, Chairman, Johnson Controls-Saft and President, Johnson Controls Power Systems Reuben Munger, Chairman, Bright Automotive, Inc. Frederick W. Smith, Chairman, President & CEO, Fedex Corporation Eric Spiegel, President & CEO, Siemens Corporation David P. Vieau, President & CEO, A123 Systems, Inc. ... and several others

Electric cars will revolutionize our transportation system. Lithium ion rechargeable batteries will be the power source to drive these cars. Lithium compounds should see substantial growth. Summary

Appendix

Reconciliation of Net Income to Adjusted EBITDA ($M) September 30, 2010 December 31, 2009 Net income attributable to Rockwood Holdings, Inc. 140.6 21.1 Net income (loss) attributable to noncontrolling interest 7.6 (3.8) Net income 148.2 17.3 Income tax provision 63.7 17.2 Loss (income) from discontinued operations, net of tax 0.5 (2.8) Income from continuing operations before taxes 212.4 31.7 Interest expense, net 163.4 178.1 Depreciation and amortization 267.9 283.0 Restructuring and other severance costs 9.7 20.8 Systems/organization establishment expenses 2.3 6.3 Acquisition and disposal costs 4.0 3.0 Loss on early extinguishment of debt, net 1.6 26.6 Loss on sale of assets and other 1.0 0.5 Foreign exchange gain, net (1.4) (16.0) Other 0.3 6.5 Total Adjusted EBITDA 661.2 $ 540.5 $ LTM Ended

Reconciliation of Pre-Tax Income to Adjusted EBITDA

($M) LTM September 30, 2010	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**142.6**	**24.2**	**38.2**	**65.2**	**18.2**	**(76.0)**	**212.4**
Interest expense, net	66.1	31.7	15.7	32.4	10.3	7.2	163.4
Depreciation and amortization	74.1	59.2	71.5	50.4	8.4	4.3	267.9
Restructuring and other severance costs	2.1	3.6	-	2.4	0.3	1.3	9.7
Systems/organization establishment expenses	0.9	0.7	0.9	0.1	-	(0.3)	2.3
Acquisition and disposal costs	0.5	2.8	0.1	-	-	0.6	4.0
Loss on early extinguishment of debt, net	0.7	0.3	-	0.4	0.1	0.1	1.6
Loss on sale of assets and other	0.8	-	-	0.2	-	-	1.0
Foreign exchange loss (gain), net	0.5	0.1	-	(0.9)	-	(1.1)	(1.4)
Other	(0.5)	1.9	(0.2)	0.1	(0.2)	(0.8)	0.3
Total Adjusted EBITDA	**$ 287.8**	**$ 124.5**	**$ 126.2**	**$ 150.3**	**$ 37.1**	**$ (64.7)**	**$ 661.2**

LTM December 31, 2009	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**86.5**	**(15.0)**	**(8.3)**	**5.3**	**12.2**	**(49.0)**	**31.7**
Interest expense, net	68.3	31.8	24.6	36.1	10.2	7.1	178.1
Depreciation and amortization	74.1	62.7	77.7	52.0	10.7	5.8	283.0
Restructuring and other severance costs	5.8	6.3	0.1	7.1	0.2	1.3	20.8
Systems/organization establishment expenses	0.7	2.1	3.1	0.3	-	0.1	6.3
Acquisition and disposal costs	0.1	2.7	0.1	-	-	0.1	3.0
Loss on early extinguishment of debt, net	11.6	2.4	-	7.2	0.8	4.6	26.6
Loss on sale of assets and other	0.3	-	-	0.2	-	-	0.5
Foreign exchange (gain) loss, net	(4.2)	0.1	-	(0.6)	-	(11.3)	(16.0)
Other	2.5	2.0	-	0.1	(0.1)	2.0	6.5
Total Adjusted EBITDA	**$ 245.7**	**$ 95.1**	**$ 97.3**	**$ 107.7**	**$ 34.0**	**$ (39.3)**	**$ 540.5**

ROCKWOOD HOLDINGS, INC.

78

Creativity Performance Stability